UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2018

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

CON EDISON

(a)
At the Annual Meeting of Stockholders of Consolidated Edison, Inc. (“Con Edison”) on May 21, 2018, Con Edison’s stockholders voted to elect the members of its Board of Directors; to ratify the appointment of its independent accountants; and to approve, on an advisory basis, named executive officer compensation.

(b)
The name of each director elected, the number of shares voted for or against each director and the number of abstentions as to each director were as shown in the following table. Not included in such amounts are 76,462,406 shares that were broker non-votes.

Name	For	Against	Abstentions
George Campbell, Jr.	173,416,799	10,663,856	931,790
Ellen V. Futter	179,830,498	4,310,480	871,467
John F. Killian	182,051,798	2,048,949	910,527
John McAvoy	172,495,315	7,997,543	4,517,568
William J. Mulrow	182,482,520	1,587,805	940,121
Armando J. Olivera	182,532,202	1,523,003	957,240
Michael W. Ranger	178,356,264	5,730,046	926,135
Linda S. Sanford	182,461,004	1,675,096	876,345
Deirdre Stanley	182,539,556	1,551,751	920,855
L. Frederick Sutherland	180,255,454	3,853,397	903,594

(c)
The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP as Con Edison’s independent accountants for 2018 were as follows: 250,135,662 shares were voted for this proposal; 9,892,838 shares were voted against the proposal; and 1,446,184 shares were abstentions.

(d)
The results of the advisory vote to approve named executive officer compensation were as follows: 171,731,491 shares were voted for this proposal; 11,059,822 shares were voted against the proposal; 2,221,132 shares were abstentions and 76,462,406 shares were broker non-votes.

CECONY

At the Annual Meeting of Stockholders of Consolidated Edison Company of New York, Inc. (“CECONY”) on May 21, 2018, all 235,488,094 outstanding shares of CECONY’s common stock, which are owned by Con Edison, were voted to elect as the members of CECONY’s Board of Trustees the same persons who, as indicated above, were elected as members of Con Edison’s Board of Directors.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller
Date: May 24, 2018